UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 21, 2023
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

On February 21, 2023, the Compensation Committee (the “Compensation Committee”) of the board of directors of A10 Networks, Inc. (the “Company”) completed an annual review of executive compensation, which included a review of annual base salary, bonus target amounts for 2023 and confirmation of payouts under the Company’s 2022 Executive Incentive Plan (the “Plan”) for its executive officers. In connection with this review, the Compensation Committee confirmed and approved the following cash payouts under the Plan for performance in 2022:

Name	Title	Cash Bonus Amount
Dhrupad Trivedi	Chief Executive Officer	$800,000
Brian Becker	Chief Financial Officer	$159,030
Matthew Bruening	Executive Vice President, Worldwide Sales & Marketing	$426,360

In addition, the Compensation Committee approved annual base salary and target cash bonus amounts for 2023 as set forth below. Actual cash payouts under the bonus program will be subject to the achievement of certain Company revenue and adjusted EBITDA performance goals as approved by the Compensation Committee.

Name	2023 Salary*	Annual Target Bonus Percentage	Annual Target Bonus Amount
Dhrupad Trivedi	$675,000	107%	$725,000
Brian Becker	$320,000	55%	$176,000
Matthew Bruening	$355,000	100%	$355,000

*Effective February 1, 2023

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023

A10 NETWORKS, INC.
By: /s/ Brian Becker
Brian Becker
Chief Financial Officer